EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Connie S. Farris, Chief Executive Officer, President and Secretary of Conrex International Financial, Inc. d/b/a Global Express Capital Mortgage, the manager of Global Express Capital Real Estate Investment Fund I, LLC (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, (the "Report") which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 8, 2003                /s/ Connie S. Farris
                                    -----------------------------------
                                    Connie S. Farris
                                    Chief Executive Officer,
                                    President and Secretary

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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, Lou Ann Kicker, Chief Financial Officer of Conrex International Financial, Inc. d/b/a Global Express Capital Mortgage, the manager of Global Express Capital Real Estate Investment Fund I, LLC (the "Company"), certify, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, 2002 (the "Report") which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 8, 2003                          /s/ Lou Ann Kicker
                                          ------------------------------------
                                          Lou Ann Kicker,
                                          Chief Financial Officer


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